SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 31, 2005

                First Federal of Northern Michigan Bancorp, Inc.
               -------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Maryland                     0-31957                  32-0135202
-----------------------------      ----------------------    -----------------
(State or other jurisdiction       (Commission File No.)     (IRS Employer
     of incorporation)                                       Identification No.)


100 S. Second Ave., Alpena, Michigan                        49707
------------------------------------                ------------------
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (989) 356-9041


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operation and Financial Condition.

     On October 31, 2005, First Federal of Northern Michigan Bancorp, Inc. issued a press release regarding its earnings for the fiscal quarter ended September 30, 2005.

     A copy of the press release dated October 31, 2005, giving details associated with the company's earnings is attached as Exhibit 99.1 to this report. The information included in Exhibit 99.1 is considered to be "furnished" under the Securities Exchange Act of 1934.

Item 9.01.   Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits.

            Exhibit No.                    Description
            ----------                     -----------
                 99.1                      Press release dated October 31, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    FIRST FEDERAL OF NORTHERN MICHIGAN
                                    BANCORP, INC.


DATE:  October 31, 2005             By: /s/ Amy E. Essex
                                        ---------------------------
                                        Amy E. Essex
                                        Chief Financial Officer